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Calamos Long/Short Equity & Dynamic Income Trust Raises $365 Million

Naperville, IL, November 26, 2019 – Calamos Investments, a recognized leader in closed-end fund and liquid alternatives management, today announced the successful pricing of the initial public offering of the Calamos Long/Short Equity & Dynamic Income Trust (NASDAQ: CPZ). The new closed-end fund raised $365 million in its common share offering, excluding any exercise of the underwriters’ option to purchase additional shares. If the underwriters exercise that option in full, the fund will have raised approximately $417 million. After leverage, it is anticipated that the fund’s managed assets will exceed $500 million. The fund began trading today on the Nasdaq Global Select Market under the symbol CPZ. The offering is expected to close on November 29, 2019, subject to customary closing conditions.

The Calamos Long/Short Equity & Dynamic Income Trust is the first U.S.-based listed closed-end fund that seeks to provide risk-managed equity exposure primarily through a long/short equity strategy. This innovative approach is combined with a time-tested multi-asset income strategy, with the goal of delivering competitive distributions through different market environments.

John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer of Calamos Investments stated, “More than 40 years ago, I founded Calamos to provide investors with innovative solutions for income and risk-managed capital appreciation. CPZ continues this tradition, and is an innovative choice for investors seeking current income and risk-managed capital appreciation in a changing and volatile world.”

John S. Koudounis, Chief Executive Officer of Calamos Investments, stated, “As we execute our strategic growth plan, we continue to develop products to address investors’ current needs. In a global environment of low interest rates and equity market volatility, we believe CPZ’s focus on risk-managed total return with attractive distributions will serve our clients well.”

The fund plans to declare its first monthly distribution in 30-45 days and expects to pay its first monthly distribution in 60-90 days, using a managed distribution policy designed to provide stable, monthly distributions.

Calamos Advisors LLC, a subsidiary of Calamos Investments, is the fund’s investment advisor and oversees more than $25 billion across a range of investment strategies, including six other closed-end funds, totaling more than $6.8 billion in AUM.1 The firm is also the third largest alternative mutual fund provider according to Morningstar, managing more than $9.6 billion in alternative strategies.2

[1]	As of October 31, 2019.
[2]	Morningstar Data as of October 31, 2019.

The lead managers of the underwriters syndicate were UBS Investment Bank, Morgan Stanley, Wells Fargo Securities, and RBC Capital Markets.

For more details on the Calamos Long/Short Equity & Dynamic Income Trust, please visit www.calamos.com/cpz.

About Calamos

Calamos Investments is a diversified global investment firm offering innovative investment strategies including alternatives, multi-asset, convertible, fixed income, and equity. The firm offers strategies through separately managed portfolios, mutual funds, closed-end funds, private funds, and UCITS funds. Clients include major corporations, pension funds, endowments, foundations and individuals, as well as the financial advisors and consultants who serve them. Headquartered in the Chicago metropolitan area, the firm also has offices New York, San Francisco, Milwaukee and the Miami area.

For more information, please visit www.calamos.com.

Source: Calamos Advisors, LLC

Important Risk Information

The fund is a newly organized, diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The fund invests in a globally diversified portfolio comprised of equity securities consisting of common stock, preferred stock, convertible securities and exchange-traded funds, as well as long and short equity positions managed pursuant to a long/short equity strategy. The Fund may invest in globally diversified income-producing securities including high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, U.S. Treasuries and sovereign debt issued by foreign governments. An investment in the fund’s common shares may be speculative and it involves a high degree of risk. The fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the fund will achieve its investment objective.

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow. Monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. Maintenance of this policy may increase transaction and tax costs associated with the Fund.

Before investing carefully consider the fund’s investment objectives, risks, charges and expenses. Please see the prospectus and summary prospectus containing this and other information or call 1.800.582.6959. Read it carefully before investing.

A registration statement relating to the fund’s common shares has been filed with, and declared effective by, the Securities and Exchange Commission. This press release shall not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any offer, solicitation or sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. Before investing, an investor should carefully read the fund’s prospectus, which includes a discussion of the fund’s investment objective, risks, fees and expenses. A copy of the final prospectus relating to the offering of the fund’s common shares may be obtained from the fund without charge by calling 1.800.582.6959.

Certain statements in this press release constitute forward-looking statements. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Such risks and uncertainties include, but are not limited to: the satisfaction of closing conditions for the fund’s initial public offering, the decision of the underwriters to exercise the over-allotment option, the amount of shares purchased under the advisor share purchase program and the ability of the fund to make level cash distributions to shareholders.

Calamos Investments LLC, referred to herein as Calamos Investments®, is a financial services company offering such services through its subsidiaries: Calamos Advisors LLC, Calamos Wealth Management LLC, Calamos Investments LLP and Calamos Financial Services LLC.

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